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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):              August 26, 1997



                           THE LEARNING COMPANY, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


        0-13069                                  94-2562108
(Commission File Number)                 (IRS Employer Identification No.)


One Athenaeum Street, Cambridge, Massachusetts                   02142
(Address of principal executive offices)                       (Zip Code)


                                 (617) 494-1200
               Registrant's Telephone Number, Including Area Code


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

         On August 26, 1997, The Learning Company, Inc. (the "Company") announced that it had entered into separate Securities Purchase Agreements with affiliates of Thomas H. Lee Company, Bain Capital, Inc. and Centre Partners Management LLC (collectively, the "Investors") pursuant to which the Company will issue an aggregate of 750,000 shares of Series A Convertible Participating Preferred Stock of the Company to the Investors in exchange for the surrender of the Company's 5 1/2% Senior Convertible/Exchangeable Notes due 2000 in an aggregate principal amount of $150,000,000 then to be held by the Investors. The Investors and The Tribune Company have entered into a Note Purchase Agreement under which the Investors will purchase such Notes from The Tribune Company for approximately $123,000,000.




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  See Index to Exhibits attached hereto.





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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 26, 1997                  THE LEARNING COMPANY, INC.
                                                 (Registrant)



                                        By: /s/ Neal S. Winneg
                                            ----------------------------------
                                            Neal S. Winneg
                                            Vice President and General Counsel



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                                  EXHIBIT INDEX



Exhibit
Number                         Description
------                         -----------


   1.             Securities Purchase Agreement dated as
                  of August 26, 1997 between The Learning
                  Company, Inc. and Thomas H. Lee Company,
                  Thomas H. Lee Equity Fund III, L.P. and
                  Thomas H. Lee Foreign Fund III, L.P.

   2.             Securities Purchase Agreement dated as
                  of August 26, 1997 between The Learning
                  Company, Inc. and Bain Capital Fund V, L.P.,
                  Bain Capital Fund V-B, L.P., BCIP Associates,
                  L.P. and BCIP Trust Associates, L.P.

   3.             Securities Purchase Agreement dated as
                  of August 26, 1997 between The Learning
                  Company, Inc. and Centre Capital Investors II, L.P., Centre Capital Tax-Exempt Investors II, L.P., Centre Capital Offshore Investors II, L.P., State Board of Administration of Florida,
                  Centre Parallel Management Partners, L.P. and Centre Partners Coinvestment, L.P.

   4. Stock Option Agreement dated as of August 26, 1997 between The Learning Company, Inc. and Thomas H. Lee Company

   5. Stock Option Agreement dated as of August 26, 1997 between The Learning Company, Inc. and Bain Capital, Inc.


   6. Stock Option Agreement dated as of August 26, 1997 between The Learning Company, Inc. and Centre Capital Investors II, L.P.





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